EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                ------------------------------------------------

     In connection with the accompanying quarterly report on Form 10-QSB of SouthCrest Financial Group, Inc. (the "Company") for the quarter ended March 31,
                                       -------
2005 (the " Periodic Report"), the undersigned Chief Executive Officer of the
            ---------------
Company, hereby certifies pursuant to Title 18, Section 1350 United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his individual knowledge and belief, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2005



/s/ Larry T. Kuglar

-------------------------------
Larry T. Kuglar
Chief Executive Officer